UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2018

Progenics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, New York, New York		10007
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(646) 975-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Progenics Pharmaceuticals, Inc. (the “Company”) previously adopted the Progenics Pharmaceuticals, Inc. 2018 Performance Incentive Plan (the “2018 Plan”), subject to stockholder approval of the 2018 Plan. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders have approved the 2018 Plan.

The following summary of the 2018 Plan is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2018 Plan. The Board has delegated general administrative authority for the 2018 Plan to the Compensation Committee of the Board. The administrator of the 2018 Plan has broad authority under the 2018 Plan to, among other things, select participants and determine the types of awards that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2018 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of shares of the Company’s common stock (the “Common Stock”) that may be issued or transferred pursuant to awards under the 2018 Plan equals: (1) 4,800,000 shares, plus (2) 2,523,895 shares (which represents the number of shares that were available for additional award grant purposes under the Progenics Pharmaceuticals, Inc. 2005 Stock Incentive Plan (the “2005 Plan”) immediately prior to the termination of the authority to grant new awards under the 2005 Plan as of June 13, 2018, the date of stockholder approval of the 2018 Plan), plus (3) the number of any shares subject to stock options granted under the 2005 Plan and outstanding as of June 13, 2018 which expire, or for any reason are cancelled or terminated, after that date without being exercised, plus (4) the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2005 Plan that are outstanding and unvested as of June 13, 2018 which are forfeited, terminated, cancelled, or otherwise reacquired after that date without having become vested (with such any shares taken into account based on the premium share-counting rule discussed below for full-value awards).

Shares issued in respect of any “full-value award” granted under the 2018 Plan will be counted against the share limit described in the preceding paragraph as 1.42 shares for each share actually issued in connection with the award. For example, if the Company granted 100 shares of Common Stock under the 2018 Plan, 142 shares would be charged against the share limit with respect to that award. For this purpose, a “full-value award” means any award granted under the plan other than a stock option or stock appreciation right.

Except as described in the next sentence, shares that are subject to or underlie awards granted under the 2018 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2018 Plan will not be counted against the plan’s share limit and will be available for subsequent awards under the 2018 Plan.  Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2018 Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award, will be counted against the plan’s share limit and will not be available for subsequent awards under the 2018 Plan.  To the extent that an award granted under the 2018 Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the plan’s share limit and will be available for subsequent awards under the 2018 Plan.  In the event that shares are delivered in respect of a dividend equivalent right granted under the 2018 Plan, the number of shares delivered with respect to the award will be counted against the plan’s share limit.  To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under the 2018 Plan, the number of underlying shares as to which the exercise related will be counted against the plan’s share limit, as opposed to only counting the shares issued.

The types of awards that may be granted under the 2018 Plan include stock options, stock appreciation rights, restricted stock, stock units, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2018 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Progenics Pharmaceuticals, Inc. (the “Company”) held on June 13, 2018, stockholders voted on the following matters set forth below.

1.	The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting of Stockholders, based upon the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter J. Crowley	45,115,803	778,070	31,727	18,984,560
Mark R. Baker	35,188,827	10,679,421	57,352	18,984,560
Bradley L. Campbell	45,324,356	567,301	33,943	18,984,560
Karen J. Ferrante	45,340,640	558,335	26,625	18,984,560
Michael D. Kishbauch	45,033,899	863,269	28,432	18,984,560
David A. Scheinberg	45,275,802	618,615	31,183	18,984,560
Nicole S. Williams	44,854,099	1,041,826	29,675	18,984,560

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved, based upon the following votes:

Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
45,159,783	624,733	141,084	18,984,560

3.	The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was approved, based upon the following votes:

Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
64,574,989	208,933	126,238	-

4.	The proposal to approve the 2018 Performance Incentive Plan was approved, based upon the following votes:

Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
33,804,385	11,972,549	148,666	18,984,560

5.	The proposal to consider the stockholder proposal described in the Company’s 2018 Proxy Statement was not approved, based upon the following votes:

Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
6,153,551	39,399,054	372,995	18,984,560

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Progenics Pharmaceuticals, Inc. 2018 Performance Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.
By:	/s/ Patrick Fabbio
Patrick Fabbio
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: June 14, 2018